UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                ----------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                     Date of Report (Date of earliest Event
                          Reported): December 29, 2006

                        Alternative Loan Trust 2006-43CB
                        --------------------------------
                       (Exact name of the issuing entity)
        Commission File Number of the issuing entity: 333-131630-[TBD]
                           [formerly 333-110343-29]

                                   CWALT, Inc.
                                   -----------
            (Exact name of the depositor as specified in its charter)
               Commission File Number of the depositor: 333-131630

                          Countrywide Home Loans, Inc.
                          ----------------------------
             (Exact name of the sponsor as specified in its charter)

               Delaware                                87-0698307
               --------                                ----------
     (State or Other Jurisdiction                   (I.R.S. Employer
  of Incorporation of the depositor)      Identification No. of the depositor)

4500 Park Granada
Calabasas, California                                        91302
---------------------                                      ---------
(Address of Principal                                      (Zip Code)
 Executive Offices of the depositor)

The depositor's telephone number, including area code (818) 225-3000
                                                      --------------
--------------------------------------------------------------------------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a- 12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8     Other Events

Item 8.01     Other Events.

On December 29, 2006, CWALT, Inc. (the "Company") entered into a Pooling and Servicing Agreement dated as of December 1, 2006 (the "Pooling and Servicing Agreement"), by and among the Company, as depositor, Countrywide Home Loans, Inc. ("CHL"), as a seller, Park Granada LLC, as a seller ("Park Granada"), Park Monaco Inc., as a seller ("Park Monaco"), Park Sienna LLC, as a seller ("Park Sienna" and together with CHL, Park Granada and Park Monaco, the "Sellers"), Countrywide Home Loans Servicing LP, as master servicer (the "Master Servicer"), and The Bank of New York, as trustee (the "Trustee"), providing for the issuance of the Company's Mortgage Pass-Through Certificates, Series 2006-43CB. The Pooling and Servicing Agreement is annexed hereto as Exhibit 99.1.

On December 29, 2006, UBS Real Estate Securities, Inc., an affiliate of UBS Securities LLC, one of the underwriters of the above referenced transaction, entered into two interest rate corridor contract (together, the "Corridor Contracts"), as evidenced by two confirmations (each a "Confirmation" and, collectively, the "Confirmations") between UBS Real Estate Securities, Inc. and UBS AG, London Branch (the "Counterparty"). The Confirmations is annexed hereto as Exhibit 99.2 and Exhibit 99.3.

On December 29, 2006, The Bank of New York, not in its individual capacity but solely as Trustee for Alternative Loan Trust 2006-43CB, entered into an Assignment Agreement (the "Assignment Agreement"), dated as of December 29, 2006, by and among the UBS Real Estate Securities Inc., the Trustee and the Counterparty, pursuant to which the UBS Real Estate Securities Inc. assigned all of its rights and delegated all of its duties and obligations under the Corridor Contracts to the Trustee. The Assignment Agreement is annexed hereto as Exhibit 99.4.

On December 27, 2006, the Company entered into an Item 1115 Agreement (the "Item 1115 Agreement"), dated as of December 27, 2006, by and among the Company, as depositor, CHL, CWMBS, Inc. ("CWMBS"), CWABS, Inc. ("CWABS"), CWHEQ, Inc. ("CWHEQ") and the Counterparty. The Item 1115 Agreement is annexed hereto as
Exhibit 99.5.

Section 9     Financial Statements and Exhibits

Item 9.01  Financial Statements and Exhibits.

(a) Financial statements of businesses acquired.

         Not applicable.

(b) Pro forma financial information.

         Not applicable.

(c) Shell Company Transactions.

(d) Exhibits.

Exhibit No.     Description

    99.1 The Pooling and Servicing Agreement, dated as of December 1, 2006, by and among the Company, the Sellers, the Master Servicer and the Trustee.

    99.2 The Confirmation, dated as of December 29, 2006, between the Trustee and the Counterparty.

    99.3 The Confirmation, dated as of December 29, 2006, between the Trustee and the Counterparty.

    99.4 The Assignment Agreement, dated as of December 29, 2006, by and among UBS Real Estate Securities Inc., the Trustee and the Counterparty.

    99.5 The Item 1115 Agreement, dated as of December 27, 2006, by and among the Company, CHL, CWMBS, CWABS, CWHEQ and the Counterparty.

                                   SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the depositor has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                           CWALT, INC.



                                                           By: /s/ Darren Bigby
                                                              -----------------
                                                           Darren Bigby
                                                           Vice President



Dated:  January 29, 2007

                                  Exhibit Index



Exhibit
-------

99.1 The Pooling and Servicing Agreement, dated as of December 1, 2006, by and among the Company, the Sellers, the Master Servicer and the Trustee.

99.2 The Confirmation, dated as of December 29, 2006, between the Trustee and the Counterparty.

99.3 The Confirmation, dated as of December 29, 2006, between the Trustee and the Counterparty.

99.4 The Assignment Agreement, dated as of December 29, 2006, by and among UBS Real Estate Securities Inc., the Trustee and the Counterparty.

99.5 The Item 1115 Agreement, dated as of December 27, 2006, by and among the Company, CHL, CWMBS, CWABS, CWHEQ and the Counterparty.